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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

      In connection with the accompanying Quarterly Report of Tri-Union Development Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 (the "Report"), I, James M. Trimble, President and Chief Executive Officer of the Company, hereby certify that to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:    August 14, 2002                  /s/ James M. Trimble
      ----------------------               -------------------------------------
                                           James M. Trimble,
                                           President and Chief Executive Officer

      The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxely Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.